EXHIBIT 10.45


                              SETTLEMENT AGREEMENT

     This Settlement Agreement is entered into by and among Michael P. Silva, Todd Peterson, and Brauning Inc. (collectively "Claimants") and SmartServ Online Inc. ("SmartServ").
RECITALS

     A. A dispute has arisen between Claimants and SmartServ that includes, but is not limited to, the claims, demands, causes of action, and defenses set forth in the civil action in the Superior Court of California, Case Number GIC 806132 ("Litigation"), and the JAMS arbitration, Arbitration Number 420012718 ("Arbitration").

     B. Claimants and SmartServ desire that the dispute and Litigation between them be settled and released in their entirety, in accordance with this Settlement Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. DISMISSAL OF LITIGATION AND ARBITRATION. Upon execution of this Agreement, Claimants shall effect the withdrawal and/or dismissal of the Litigation and Arbitration, without prejudice to recommencing them should SmartServ fail to make the payment required in Section 2. In the event that SmartServ fails to make such payment and Claimants exercise their rights to recommence the Litigation and Arbitration, (i) Claimants and other Holders (as defined below) shall return the shares of SmartServ common stock delivered pursuant to Section 3 below, and (ii), SmartServ shall pay all filing fees associated with the recommencement of the Litigation and/or Arbitration, and agrees that, in response to the recommenced Litigation and/or Arbitration, it will not assert any defense based upon (a) the statute of limitations, laches or the passage of time from the date of withdrawal and/or dismissal to the recommencement of the Litigation and/or Arbitration, or (b) res judicata or collateral estoppel arising out of Claimant's withdrawal and/or dismissal of the Litigation and Arbitration. In the event that the litigation or Arbitration is recommenced, the parties will stipulate that there is no need to resubmit any previously submitted pleadings and that discovery has been completed.

     2. DELIVERY OF REPORTS AND PAYMENT THEREFOR. Claimants shall deliver to SmartServ a bundling retailed applications report and a MVNO market report, electronic versions of which reports have been tendered and accepted by SmartServ. In consideration, therefore, SmartServ shall pay Claimants the sum of Forty Five Thousand Dollars ($45,000) on or before February 29, 2004. Payment shall be made by tendering a cashier's check made payable to Navigato & Battin LLP by overnight mail to 2550 Fifth Avenue, Suite 800, San Diego, California 92103.

     3. PAYMENT AND DELIVERY OF STOCK. Upon the execution of this Agreement, SmartServ agrees to provide Claimants with Sixty Thousand (60,000) shares of common stock of SmartServ (the "Settlement Shares"). SmartServ shall distribute the Settlement Shares as follows: 29,760 shares to Michael P. Silva; 7,440 shares to Todd Peterson; 10,800 shares to Richard Blumberg; 6;000 shares to Daniel Navigato; and 6,000 shares to Michael Battin (each recipient to be referred to as a "Holder"). Prior to receiving any Settlement Shares, each Holder will execute an Accredited Investor Form, attached hereto as Exhibit A.

     3.1 Registration Rights. SmartServ shall include the Settlement Shares in the registration statement that it files on From SB-2 with the SEC following the completion of its currently contemplated equity private placement, which is
expected  to  be  completed  by  February  29,  2004  (the   "Offering").   This
registration statement will also include the shares purchased by the investors in the Offering, and is expected to be filed by April 30, 2004. The actual completion date of the Offering, as well as the actual filing date of the registration statement, may differ from the expected dates referenced herein.

     3.2 Piggy-back  Registration Rights. In addition to the rights contained in
Section 3.1, the Holders shall have the following piggy-back registration rights: if at any time following the execution of this Settlement Agreement, SmartServ shall determine to prepare and file with the

SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the SmartServ shall send to each Holder a written notice of such determination and, if within five business after the date of such notice, any such Holder shall so request in writing, SmartServ shall include in such registration statement all or any part of the Settlement Shares belonging to such Holder, to the extent such Settlement Shares are not then already eligible for resale pursuant to Rule 144 under the Securities Act. Holders will not be responsible for paying SmartServ's fees and expenses related to SmartServ's compliance with this Section 3.

     3.3 Penalties. If SmartServ fails to either file the registration statement referenced in Section 3.1, or have it declared effective by the SEC, in each case within the time periods set forth in the registration rights agreement to be executed by SmartServ and each investor in the Offering (a final copy of which will be provided to Holders), SmartServ shall pay to Holders an aggregate registration penalty of $2,000 per month (the "Registration Penalties") by tendering a cashiers check to Navigato & Battin LLP on the first of every month that the violation continues. In the event that Holders include the Settlement Shares in a registration statement pursuant to Section 3.2, Holders shall be paid the Registration Penalties in the event that SmartServ is required to pay any registration penalties to any other selling shareholder in such registration statement.

     4. GENERAL RELEASE OF CLAIMS. In consideration of the promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon payment as provided in Paragraph 2, Claimants and SmartServ hereby irrevocably waive and release each other, their assignors, agents, attorneys, and all other persons from all known and unknown claims, demands, or causes of action which any party may have against any other party. SmartServ and Claimants do not waive or release any claims arising out of a breach of this Agreement or any of its terms, covenants, representations, or warranties.

     5. NO ADMISSION OF LIABILITY. This Agreement is the result of a settlement and compromise of disputed matters as set forth herein. Nothing contained herein nor the consummation of this Agreement is to be construed or deemed an admission of liability, culpability, negligence, or wrongdoing on the part of the parties. No party hereto admits that the claims of the other are valid or more meritorious and each party hereto agrees that the terms of this Agreement shall never be used, referred to, or considered as an admission of liability of such claims. The parties have entered into this Agreement with the intention of avoiding protracted disputes, uncertainties, and litigation with their attendant inconveniences and expenses.

     6.  MISCELLANEOUS

     6.1 This Agreement constitutes and contains the entire agreement between the parties hereto and fully supersedes and replaces any and all prior negotiations, proposed agreements or understandings and agreements, written or oral, between the parties pertaining to the subject matter hereof. This Agreement may be amended only by an agreement in writing signed by the party to be bound.

     6.2 This Agreement may be executed in counterparts and when so executed, may be considered one and the same instrument. A facsimile signature will have the same force and effect as an original.

     6.3 If any provision of this Agreement is found to be unenforceable, the remaining provisions will remain in full force and effect.

     6.4 The parties agree to bear their own costs, fees, and expenses, including attorney's fees.

     6.5 Any dispute arising out of or relating to this Agreement shall he submitted to binding arbitration. The parties agree that any arbitration shall be conducted by

JAMS pursuant to JAMS streamlined procedures. Venue for any arbitration shall be San Diego, California and shall be governed by the laws of the State of Delaware, excluding any laws that direct the application of another jurisdiction's laws.

     6.6 In the event there is a dispute between the parties arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

     6.7 SmartServ and Claimants will act in good faith, make all reasonable efforts, and execute any documents necessary to carry out their duties under this Agreement.

                                             MIKE P. SILVA


Dated:            2/27/04                    /s/ Mike P. Silva
      ---------------------                  -----------------------------------

                                             TODD PETERSON


Dated:            2/27/04                    /s/ Todd Peterson
      ---------------------                  -----------------------------------

                                             BRAUNING, INC.


Dated:            2/27/04                    /s/ Mike P. Silva
      ---------------------                  -----------------------------------
                                             By:  Mike P. Silva
                                             President

                                             SMARTSERV ONLINE, INC.


Dated:            2/27/04                    /s/ Robert Pons
      ---------------------                  -----------------------------------
                                             By:  Robert Pons
                                             Chief Executive Officer

                                    EXHIBIT A
                           SOPHISTICATED INVESTOR FORM

          This Exhibit A is made part of the Settlement Agreement (the "Agreement") by and among Michael Silva, Todd Peterson and Brauning, Inc., (the "Claimants") and SmartServ Online, Inc., a Delaware corporation with an address at 2250 Butler Pike, Suite 150, Plymouth Meeting, PA 19462 ("SmartServ" or the "Company"). All terms not otherwise defined herein shall have the meaning set forth in the Agreement.

          The undersigned, each a Holder as defined in the Agreement, hereby represents and warrants as follows:

          (a) The undersigned is acquiring the shares of Common Stock of SmartServ in settlement of claims or of legal fees due from Claimants, as the case may be, and for investment purposes only, for its own account, and not for the benefit of others, nor with any view to, or in connection with any distribution or public offering thereof within the meaning of the Securities Act.

          (b) The undersigned understands that the shares of Common Stock of SmartServ being issued to it pursuant to the Agreement has not been registered under the Securities Act or any state securities law by reason of its issuance in a transaction which is exempt from the registration requirements of the Securities Act and such laws, and that such shares must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws. The undersigned acknowledges the certificates evidencing such shares will contain a legend to the foregoing effect.

          (c) The undersigned has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Common Stock of SmartServ pursuant to the terms of the Agreement and is able to bear the economic risk of such acquisition, including a complete loss of its investment in the Common Stock of SmartServ. The undersigned has reviewed, or is aware of how to obtain, the Company's press releases and SEC filings, including without limitation, the Forms 8-K filed by the Company on January 30, 2004 with the Securities and Exchange Commission, which contain, among other things, information on management and board of director changes, as well as updated risk factors.

          (d) The transactions provided for in the Agreement with respect to the shares of Common Stock of SmartServ being acquired by the undersigned are not part of any preexisting plan or arrangement for, and there is no agreement or other understanding with respect to, the distribution by the undersigned of any of such shares.

Dated: ______________, 2004             By:_____________________________________

                                        ________________________________________
                                        [Name and Title]